Exhibit 10.35

Consent to Terminating the Agreement

This Agreement is a termination agreement of Party A, Party B and Party C (hereinafter referred to as "Original Agreement 1”) signed by Party A and Party C on March 23, 2022 and "Original Agreement 2") signed on August 27, 2022 respectively

Li: Tiantang Group (hereinafter referred to as Party A)

Unified social credit code: 108991

Legal representative: Zhang Zhigang

Registered address: 2F, Lugogo Plaza, Plot 62B, Lugogo Bypas s Road, Kampala, Uganda Contact person: Wang Jiakun

Contact the email address:

Tel.:

Party B: Shenzhen Bestman Precision Instrument Co., LTD. (hereinafter referred to as Party B)

Uniform Social credit code:

Legal representative: Bai Yong

Registered address: 8th floor, Yifang Building, No.315, Shuangming Avenue, Guangming Street, Guangming District, Shenzhen City

Contact person: Yuan Wenting

Contact the email address

Tel.:

Party C: Zhang Zhigang

Id. No.:

Contact number:

Email address:

Address: 31st floor, Seoul Amount Center, No.9968, Nanshan Avenue, Nanshan District, Shenzhen

A, b and c three parties on March 23, 2022 and signed the African Uganda industrial park cooperation agreement, the agreement is valid for two years, after the outbreak and other factors, in August 2022, 27 signed the supplementary agreement), now b c tripartite consensus, agreed to terminate the African Uganda industrial park cooperation agreement and the supplementary agreement, according to the law of the People's Republic of China contract law and other relevant laws and regulations, a, party b and c third party in line with the principle of equality, voluntary, mutual understanding and mutual accommodation,

The following terms are reached on matters related to the early termination of the contract, and the three parties shall abide by them together

1. The three parties of Party A, Party B and Party C agree to terminate the Cooperation Agreement of African Ugandan Industrial Park and the Supplementary Agreement signed on August 27, 2022 on March 23, 2022. From the date of signing of this consent, the original Agreement 1 and Agreement 2 will expire immediately and will not take effect

2. Specifically, it means that the parties to the original Agreement 1 and 2 do not need to continue to perform any provisions of the agreement after the original cooperation park, both parties agree not to pursue legal liability for the original merger matters

3. This Agreement shall come into force upon signing in duplicate, with one copy and each copy having the same legal effect

The following is the signature page without text

Party A (seal)：

Signature of party A's representative：

Party B (seal)：

Signature of party B's representative：

Party C (signature seal)：

Date: July 10, 2023